UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 28, 2020

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203)
 968-3000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
 8-K
 filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported in the Current Report on Form
8-K
filed by Xerox Holdings Corporation and Xerox Corporation (together, the “
Company
”) on February 21, 2020 (“
Form 8-K
”), Hervé N. Tessler retired from his roles as Executive Vice President of the Company and President, EMEA Operations effective February 28, 2020 (“
Transition Date
”). As described below, he will separate from employment with the Company as of May 17, 2020. In connection with his retirement, Mr. Tessler became entitled to payments and benefits under the Convention Collective d’Enterprise Xerox S.A.S. du 10 December 2015, a collective bargaining agreement between Xerox S.A. (France) and certain French trade unions that governs Mr. Tessler’s employment with Xerox (“
CBA
”) and his employment agreement, as described in the Form
8-K.
On February 28, 2020, the Company and Mr. Tessler entered into a settlement agreement in connection with his separation from employment. As reported in the Form
8-K,
Mr. Tessler will be on garden leave commencing on the Transition Date, and lasting until his separation as of May 17, 2020. The settlement agreement provides that for another three months, ending August 17, 2020, Mr. Tessler will (i) receive a monthly payment equal to his monthly base salary in effect on the Transition Date; (ii) remain eligible to participate in the Company’s standard employee benefit plans; (iii) continue to vest in outstanding long-term incentive awards in accordance with the applicable plan documents and agreements, provided that Mr. Tessler is not eligible for any new long-term incentive grants; and (iv) remain eligible for financial planning assistance and benefits under his international assignment agreement. Additionally, under the terms of the settlement agreement, Mr. Tessler will receive a cash payment of
€
 295,000 in April 2020 and
€
 34,000 in August 2020. The settlement agreement includes Mr. Tessler’s general release of claims against the Company and his agreement to certain restrictive covenants, including a
12-month
non-competition
provision limiting certain competitive activities and a
12-month
non-solicitation
provision.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: March 2, 2020	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

XEROX CORPORATION

Date: March 2, 2020	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

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